                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                        ----------------------------
                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):


                             SEPTEMBER 18, 1997



                                TELTREND INC.
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           (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        0-26114                 13-3476859
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)



               620 STETSON AVENUE, ST. CHARLES, ILLINOIS 60174
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)



Registrant's telephone number, including area code: (630) 377-1700
                                                   ----------------------------

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Teltrend Inc. (the "Company" or "Registrant") submits the following information:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On September 18, 1997 (the "Closing Date"), the Company consummated the purchase of all the outstanding shares (the "Shares") in the capital of Securicor 3 Net Limited of Basingstoke, England and its U.S. affiliate Securicor 3Net Inc. (collectively, "3Net") from 3 Net Holdings Limited of Surrey, England ("3Net Holdings"). 3Net Holdings is a subsidiary of Securicor Communications Limited of Surrey, England ("Securicor Communications"). With operations in England, New Zealand, China and the United States, 3Net is a leading developer of Integrated Services Digital Network ("ISDN") products for communications equipment and service providers. 3Net also supplies LAN internetworking, ISDN Remote Access and secure Virtual Private Networking solutions for business customers worldwide. The Company believes 3Net will help it to expand into foreign markets and will allow the Company to deliver ISDN products for the infrastructure and terminal equipment markets.

        Pursuant to a Share Purchase Agreement, dated August 28, 1997, negotiated and entered into among the Company, Securicor 3 Net Limited, 3 Net Holdings, Securicor Communications and Security Services plc (the parent company of 3Net Holdings and Securicor Communications), the Company acquired all of the Shares for U.S. $14,445,000 in cash paid on the Closing Date. 3Net will adopt Teltrend's name and identity, but the Company does not expect any redundancies or major organization changes due to the acquisition. The Company funded its acquisition of 3Net with its cash and cash equivalents on hand and the proceeds from the sale of certain of its investments in debt securities.

ITEM 7. FINANCIAL STATEMENTS.  Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired. The financial statements of the business acquired required by Item 7 of Form 8-K shall be filed on or about December 1, 1997, as an amendment to this report.

        (b) Pro Forma Financial Information. The pro forma financial information with respect to the business acquired required by Item 7 of Form 8-K shall be filed on or about December 1, 1997, as an amendment to this report.

        (c) Exhibits.



     EXHIBIT NUMBER    DESCRIPTION
     --------------    -----------
           1           None.
           2           None.
           4           None.
           16          None.
           17          None.
           20          None.
           23          None.
           24          None.
           27          None.
           99.1        Share Purchase Agreement among Security Services plc,
                       Securicor Communications Limited, 3Net Holdings Limited,
                       Securicor 3 Net Limited and Teltrend Inc. dated
                       August 28, 1997.


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



                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Teltrend Inc.
                                             -----------------------------
                                                       (Registrant)

Dated: October 2, 1997                       By: /s/ Douglas P. Hoffmeyer
                                                --------------------------
                                                   Douglas P. Hoffmeyer
                                                 Vice President, Finance
                                                 Secretary and Treasurer

                                TELTREND INC.

                                EXHIBIT INDEX

                  (Pursuant to Item 601 of Regulation S-K)



     EXHIBIT NUMBER                      DESCRIPTION
     --------------                      -----------
           1           None.
           2           None.
           4           None.
           16          None.
           17          None.
           20          None.
           23          None.
           24          None.
           27          None.
           99.1        Share Purchase Agreement among Security Services plc,
                       Securicor Communications Limited, 3Net Holdings Limited,
                       Securicor 3 Net Limited and Teltrend Inc. dated
                       August 28, 1997.

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